UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report
(Date of earliest event reported):
December 21, 2015

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia, WA		98501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) - Compensatory Arrangements
(A) Deferred Compensation Plan Participation Agreement Addendum for David A. Spurling
On January 2, 2014, in connection with entering into the above employment agreement, the Company entered into a participation agreement with David A. Spurling under the Heritage Financial Corporation Deferred Compensation Plan (the “Plan”). The participation agreement has an effective date of January 1, 2014 and provides that the Company may make contributions under the Plan to Mr. Spurling’s Company contribution account for plan years 2013 through and including 2015. The Addendum extended the agreement to provide additional benefits to Mr. Spurling for 2016. Any contribution to Mr. Spurling’s Company contribution account is contingent upon achievement of the performance metrics set forth in the participation agreement. At January 1, 2014, Mr. Spurling’s Company contribution account will be 10% vested; an additional 15% will become vested on each of January 1, 2015 and January 1, 2016; and an additional 20% will become vested on each of January 1, 2017, January 1, 2018, and January 1, 2019, so that as of January 1, 2019, Mr. Spurling’s Company contribution account will be fully vested. Mr. Spurling’s account will become fully vested upon a change in control of the Company or upon Mr. Spurling’s disability or death. Distribution of the vested portion of Mr. Spurling’s account is scheduled to commence upon the later to occur of his attainment of age 67 or his separation from service other than due to disability or death, and will be completed in 24 monthly installments. Mr. Spurling’s account would be paid earlier in a lump sum upon a separation from service following a change in control or in the event of Mr. Spurling’s death or disability.
The foregoing description of the participation agreement addendum for Mr. Spurling does not purport to be complete and is qualified in its entirety by reference to the participation agreement addendum, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, the participation agreement, which was filed as a Form 8-K with the Securities and Exchange Commission on January 6, 2014, and the full terms of the Plan, which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2012.

ITEM 9.01 - Financial Statements and Exhibits.
(d) -Exhibit
The following exhibit is being filed herewith and this list shall constitute the exhibit index:
10.1    Deferred Compensation Plan Participation Agreement Addendum for David A. Spurling

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date: December 22, 2015	/s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer